Fees Summary	Mar. 20, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	255,486.92
Total Transaction Valuation	1,850,013,937
Total Offset Amount	255,486.92
Net Fee	$ 0